Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT AND CONSENT dated as of October 28, 2009 (this “Amendment”), is entered into among WILLIS NORTH AMERICA INC., a Delaware corporation (the “Borrower”), WILLIS GROUP HOLDINGS LIMITED, an exempted company under the Companies Act 1981 of Bermuda (the “Parent”), the other Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

RECITALS

A. The Borrower, the Parent, the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of October 1, 2008 (as amended and modified from time to time, including by this Amendment, the “Credit Agreement”).

B. The parties hereto have agreed to consent to certain transactions and amend the Credit Agreement, each as provided herein.

C. In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1. Amendments.

(a) The definition of “Guaranty Agreement” in Section 1.01 of the Credit Agreement is amended by adding the following to the end of such definition:

, and any other agreement entered into from time to time, whether in accordance with Section 6.09 or otherwise, pursuant to which any Person guarantees any of the Obligations”

(b) Clause (b) of the definition of “Guarantors” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

(b) each other Person that, whether at the option of the Parent, pursuant to Section 6.09 or otherwise, at any time becomes a party to the Guaranty Agreement as a Guarantor thereunder

(c) The definition of “ILS” in Section 1.01 of the Credit Agreement is deleted in its entirety.

(d) The definition of “Parent” in Section 1.01 of the Credit Agreement is amended by adding the following to the end of such definition:

, or, on the date on which Irish Newco shall own, directly or indirectly, any Equity Interests in the Borrower and shall be the publicly held indirect parent company of the Borrower in lieu of WGHL, Irish Newco.

(e) The following new definitions are added to Section 1.01 of the Credit Agreement in alphabetical order:

“EMUCo” means an entity to be organized under the laws of a member state of the European Economic and Monetary Union that is to be a direct or indirect, wholly-owned Subsidiary of Irish Newco and that can become a Guarantor on substantially the same terms as WGHL and without any limitations under applicable law that, in the reasonable judgment of the Administrative Agent, could be materially adverse to the interests of the Lenders.

“Irish Newco” means Willis Group Holdings plc, an Irish public limited company that, upon becoming the direct or indirect owner of any Equity Interests in the Borrower and the publicly held indirect parent company of the Borrower in lieu of WGHL, will become the Parent hereunder.

“Redomestication” means a series of transactions pursuant to which, among other things, (a) Irish Newco shall become the publicly held indirect parent company of the Borrower in lieu of WGHL, (b) EMUCo shall become a wholly-owned direct or indirect subsidiary of Irish Newco, and (c) after giving affect thereto (i) Irish Newco, EMUCo and/or any other Subsidiary shall collectively own substantially all the assets owned by WGHL immediately prior to such transactions and (ii) the Borrower shall be a wholly owned, indirect Subsidiary of Irish Newco and EMUCo. The Redomestication shall be deemed to have been consummated on the date on which Irish Newco, EMUCo and/or any other Subsidiary shall collectively own substantially all of the assets (including all indirect Equity Interests in the Borrower) owned by WGHL immediately prior to the transactions referred to in this definition and Irish Newco is the publicly held indirect parent company of the Borrower in lieu of WGHL.

“Redomestication Parent Entity” means Irish Newco, EMUCo and any other Person that, in connection with the Redomestication, directly or indirectly owns any Equity Interests in the Borrower.

“Underwritten Securities” means debt, equity and/or equity-linked securities that are underwritten and/or initially purchased for the purpose of placement with or distribution to third parties.

“WGHL” means, Willis Group Holdings Limited, an exempted company under the Companies Act 1981 of Bermuda.

(f) A new Section 6.09 is added to the Credit Agreement to read as follows:

6.09 Additional Guarantors. On or prior to the date on which any Redomestication Parent Entity shall directly or indirectly own any Equity Interests in the Borrower, such Person shall become a Guarantor by executing and delivering to the Administrative Agent a counterpart of a supplement to the Guaranty Agreement or such other document as the Administrative Agent shall reasonably deem appropriate for such purpose and, in connection therewith, to the extent requested by the Administrative Agent, deliver to the Administrative Agent documents of the types referred to in clauses (iii), (iv) and (v) of Section 4.01(a) (including opinions of local counsel in relevant jurisdictions for any Redomestication Parent Entity), all in form, content and scope satisfactory to the Administrative Agent, acting reasonably. In addition, in its supplement to the Guaranty Agreement (or other document pursuant to which it becomes a Guarantor in accordance with this Section) Irish Newco shall acknowledge its role as Parent (including its obligations as such under the Loan Documents), effective upon its becoming the Parent in accordance with Section 10.20.

(g) Section 7.03(g) of the Credit Agreement is amended and restated in its entirety to read as follows:

(g) Investments by WSI in any Underwritten Securities in the ordinary course of WSI’s business in an aggregate amount not to exceed $300,000,000 at any one time outstanding; and

(h) Section 7.04 of the Credit Agreement is amended by (i) replacing the period at the end of clause (b) thereof with a semicolon and (ii) by inserting new clauses (c) and (d) thereof to read as follows:

(c) the Parent and its Subsidiaries are permitted to enter into such transactions as are required to facilitate, or that are incidental to, the Redomestication; and

(d) following the consummation of the Redomestication WGHL shall be permitted to be liquidated or dissolved.

(i) Section 8.01(b) of the Credit Agreement is amended by replacing the phrase “or 6.08” with “, 6.08 or 6.09”.

(j) Section 9.10 of the Credit Agreement is amended by (i) labeling current Section 9.10 as subpart (a) thereof, amending the reference therein to “this Section 9.10” to read “this Section 9.10(a)”, and (iii) adding the following new subpart (b):

(b) The Lenders further irrevocably authorize the Administrative Agent, at its option and in its discretion, to evidence the release of WGHL from its obligations under this Agreement, the Guaranty Agreement and the other Loan Documents in accordance with Section 10.20. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to evidence the release of WGHL from its obligations under this Agreement, the Guaranty Agreement or any other Loan Document pursuant to this Section 9.10(b).

(k) A new Section 10.20 is added to the Credit Agreement to read as follows:

10.20 Successor Parent Upon Redomestication; Release of WGHL.

(a) On the date on which Irish Newco shall own, directly or indirectly, any Equity Interests in the Borrower and shall be the publicly held indirect parent company of the Borrower in lieu of WGHL, (i) Irish Newco shall automatically become the “Parent” for all purposes under this Agreement, all other Loan Documents and any other documents delivered in connection herewith or therewith, and (ii) WGHL shall automatically cease to be the Parent hereunder.

(b) Upon consummation of the Redomestication and WGHL ceasing to own any Equity Interests in the Borrower, directly or indirectly, WGHL shall automatically cease to be a Guarantor and shall be released from all of its obligations under this Agreement and any other Loan Document.

2. Consent and Waiver. The Administrative Agent and the Lenders hereby consent to the Redomestication (as defined in the Credit Agreement, as amended, including by this Amendment) and the transactions required thereby and hereby waive any Default or Event of Default that has or may have occurred as a result of a violation of any of Sections 6.03, 7.04 or 7.05 of the Credit Agreement as a result of the Redomestication and such transactions. Furthermore, and for purposes of clarification, the Lenders irrevocably authorize the Administrative Agent to take such actions as it reasonably deems necessary to release WGHL from its guaranty of the Obligations, including under the Guaranty Agreement, in accordance with Section 10.20(b).

3. Effectiveness; Conditions Precedent. This Amendment shall be effective as of the date hereof (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a) Executed Documents. The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Parent, the other Guarantors, the Required Lenders and the Administrative Agent.

(b) Fees and Expenses. The Borrower shall have paid (i) to the Administrative Agent (or its applicable affiliate), all fees and expenses required to be paid on or before the date hereof in connection with this Amendment, in accordance with Section 10.04 of the Credit Agreement or any other Loan Document, and (ii) to the Administrative Agent for the benefit of each Lender consenting to this Amendment, as consideration for each such Lender’s consent, an amendment fee in an amount equal to (A) 0.05% times (B) the sum of (1) the aggregate Outstanding Amount of all Term Loans of such consenting Lender plus (2) the principal amount of such consenting Lender’s Dollar Revolving Credit Commitment plus (3) the principal amount of such consenting Lender’s Multicurrency Revolving Credit Commitment, provided that such fee shall only be paid to those Lenders whose signature page is actually received (whether as an original or via acceptable electronic transmission) by the Administrative Agent (or its counsel) on or prior to Noon (Eastern Daylight Time) on October 27, 2009.

4. Ratification of Loan Documents. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents (as amended hereby).

5. Authority/Enforceability. Each Loan Party represents and warrants to the Administrative Agent and the Lenders that:

(a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c) No consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries’ Organization Documents or (ii) materially violate, contravene or conflict with any Laws applicable to it or any of its Subsidiaries.

6. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants that after giving effect to this Amendment (a) the representations and warranties of (i) the Parent and the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document or in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects (or, if such representation or warranty is itself modified by materiality or Material Adverse Effect, it shall be true and correct in all respects) as of the date hereof, except (A) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date and (B) the making of the representation and warranty contained in Section 5.04(b) of the Credit Agreement and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or electronic mail shall be effective as an original.

8. Reference to the Effect of the Credit Agreement.

(a) As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Administrative Agent under the Credit Agreement, nor constitute a waiver or amendment of any other provision of the Credit Agreement or for any purpose except as expressly set forth herein.

9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 10.14 AND 10.15 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE, MUTATIS MUTANDIS, AS IF FULLY SET FORTH HEREIN.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	WILLIS NORTH AMERICA INC.
By: /s/ Derek Smyth

Name: Derek Smyth Title: Willis NA CFO
GUARANTORS:	WILLIS GROUP HOLDINGS LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO
TA I LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO and Director
TA II LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO and Director
TA III LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO and Director
TA IV LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO and Director
TRINITY ACQUISITION LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO and Director
WILLIS GROUP LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO and Director
WILLIS INVESTMENT UK HOLDINGS LIMITED
By: /s/ Patrick Regan

Name: Patrick Regan Title: CFO and Director

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.
By: /s/ John Kushnerick

Name: John Kushnerick Title: Vice President
LENDERS:	BANK OF AMERICA, N.A.

as a Lender and the Swing Line Lender

By: /s/ John Kushnerick
Name: John Kushnerick
Title: Vice President

JPMORGAN CHASE BANK, N.A.

By: /s/ Mark Cisz
Name: Mark Cisz
Title: Executive Director

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ J. Shaw
Name: J. Shaw
Title: Director

SUNTRUST BANK

By: /s/ W. Bradley Hamilton
Name: W. Bradley Hamilton
Title: Director

ING CAPITAL LLC

By: /s/ Mark R. Newsome
Name: Mark R. Newsome
Title: Director

LLOYDS TSB BANK PLC

By: /s/ Shane Klein
Name: Shane Klein
Title: Director Financial Institution K042

By: /s/ Candi Obrentz
Name: Candi Obrentz
Title: Associate Director Financial Institutions USA O013

MORGAN STANLEY BANK

By: /s/ Ryan Vetsch
Name: Ryan Vetsch
Title: Authorized Signatory

BARCLAYS BANK PLC

By: /s/ S. McMillan
Name: S. McMillan
Title: Director-Strategic Debt Finance

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NY BRANCH

By: /s/ Scott Schaffer
Name: Scott Schaffer
Title: Authorized Signatory

SCOTIABANK EUROPE PLC

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

NATIONAL CITY BANK

By: /s/ Daniel R. Raynor
Name: Daniel R. Raynor
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Maria E. Totin
Name: Maria E. Totin
Title: Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/ Scott Roysher
Name: Scott Roysher
Title: Assistant Vice President

COMERICA BANK

By: /s/ Aurora A. Battaglia
Name: Aurora A. Battaglia
Title: Vice President

DANSKE BANK

By: /s/ J.G. Darquis
Name: J.G. Darquis
Title: AGM

By: /s/ C. Rowan
Name: C. Rowan
Title: Manager

THE NORTHERN TRUST COMPANY

By: /s/ Chris McKean
Name: Chris McKean
Title: Vice President

ALLIED IRISH BANKS, P.L.C.

By: /s/ Shreya Shah
Name: Shreya Shah
Title: Vice President

By: /s/ Roisin O’Connell
Name: Roisin O’Connell
Title: Vice President

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH

By: /s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. (NEW YORK BRANCH)

By:
Name:
Title:

CHANG HWA COMMERCIAL BANK

By:
Name:
Title:

AIB DEBT MANAGEMENT, LIMITED

By: /s/ Shreya Shah
Name: Shreya Shah
Title: Vice President, Investment Advisor to AIB Debt Management,
Limited

By: /s/ Roisin O’Connell
Name: Roisin O’Connell
Title: Vice President, Investment Advisor to AIB Debt Management,
Limited